UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	333-134096

Alpine Global Dynamic Dividend Fund
(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215, Purchase,		NY 10577
(Address of principal executive offices)		(Zip code)

Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(914) 251-0880

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant  is required to disclose the  information  specified by Form N-CSR, and the  Commission  will make this  information  public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget ("OMB")  control number.  Please direct comments  concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to Secretary,  Securities and Exchange Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT 2006

Alpine Global Dynamic Dividend Fund

October 31, 2006

Alpine Global Dynamic Dividend Fund

Shareholder & Investor Information

1(800) 617.7616 l | www.alpinecef.com

TABLE OF CONTENTS

Manager Commentary	1

Report of Independent Registered
Public Accounting Firm	6

Schedule of Portfolio Investments	7

Statement of Assets and Liabilities	10

Statement of Operations	11

Statement of Changes in Net Assets	12

Financial Highlights	13

Notes to Financial Statements	14

Additional Information	17

MANAGER COMMENTARY
October 31, 2006

We are pleased to report that The Alpine Global Dynamic Dividend Fund (AGD) is off to a strong start since it began trading on the NYSE on July 26th, 2006.  While we only have a short performance history, we believe AGD is on track toward achieving the investment goals that we pledged to our investors.  Our primary objective is high current dividend income, of which more than 50% qualifies for the reduced Federal income tax rates, while also focusing on long-term growth of capital. Our goal is also to provide global diversification for our investors, with a targeted 60-80% of our holdings being international companies.

AGD Increased Its Monthly Dividend Payment by 6.67% in November, 2006 to $0.16 Per Share.

AGD declared its first dividend payment of $0.15 per share per month on August 21, 2006, representing an annualized dividend yield of 9% on the IPO price of $20.  The dividend was declared for September, October, and November 2006.

AGD then raised its monthly dividend distribution by 6.67% to $0.16 per share per month on November 16, 2006.  This represents an annualized dividend yield of 9.6% on the $20 IPO price. The dividend was declared for December, 2006 and January, February, March 2007 and reflects our confidence in the visibility of attractive dividend payouts heading into 2007.

AGD Has Traded at an Average 7.7% Premium to Its NAV Since Inception, Reflecting Its Strong Dividend Yield and Total Return Potential

AGD began trading on July 26, 2006 at $20 per share and closed on October 31, 2006 at $21.51, providing a total return including dividends of 9.16%.  This compares to the total return for the S&P 500 Index of 9.12% during that same time period.  AGD’s NAV on July 26th was $19.06 per share and closed on October 31, 2006 at $20.24, representing a total return of 7.55% during that 97 day time period. AGD’s price of $21.51 on October 31, 2006 represented a 6.28% premium above the closing NAV of $20.24.  Since inception, AGD has traded at an average premium of 7.7% above its NAV and has never traded below its NAV price.

Many International Markets Offer Dividend Yields that are Significantly Higher than the S&P 500 Yield

We believe that AGD is well positioned to take advantage of the attractive dividend opportunities that are available outside of the U.S.  As of October 31, 2006, AGD had invested 62.3% of the market value of its portfolio in international companies and 32.1% of its market value in domestic US corporations, with the remaining 5.6% in cash and short term equivalents.

AGD is currently invested in equities based in 22 different countries, of which most would be considered mature countries and not emerging markets.  Following the United States, our top countries are Sweden, Britain, Australia, Finland, and Norway.

AGD’s Unique Investment Approach Combines Three Sub Strategies — Dividend Capture, Value, and Growth

We believe AGD offers a unique and balanced approach to optimizing both tax-qualified dividend income and long-term growth of capital while offering investors diversification through international equity exposure.  We scan the globe looking for the best dividend opportunities for our investors, employing a multi-cap, multi-sector, and multi-style investment approach.

The Fund combines three research-driven investment strategies – Dividend Capture, Value, and Growth –to maximize the amount of distributed dividend income that is qualified for reduced Federal income tax rates and to identify companies globally with the potential for dividend increases and capital appreciation. In addition, AGD is different from many other closed-end funds in that it does not utilize any leverage, covered calls, or managed distribution to achieve its objectives.

Our “Dividend Capture Strategy” Enhances the Qualified Dividend Income Generated by the Fund

A portion of our portfolio uses a dividend capture strategy, where we invest in high dividend yielding stocks or in special situations where large cash balances are being returned to shareholders as one-time special dividends. These actions reflect strong corporate balance sheets and management’s incentive to distribute excess retained cash as dividend income. We enhance the return of this portfolio by electively rotating a portion of our high yielding holdings after the 61-day ownership period required to obtain the 15% dividend tax rate.

One facet of our dividend capture strategy is our search for core, long term holdings in companies that historically generate consistent strong free cash flow and regular large dividend distributions, usually above 5%. AGD’s largest holding, Macquarie Infrastructure Trust (MIC) with a 6.9% current yield, is an example of this strategy. MIC owns and operates infrastructure businesses in the U.S. including airport service, parking facilities, and refined products bulk tank terminals. These businesses have high barriers to entry, long-term contracts and strong cash flow, and are growing through acquisition.

Three of our largest holdings are companies that have recently announced large special dividends payments or potential returns of cash. Wartsila (WRTBV FH), a Finnish manufacturer of power generation and marine propulsion equipment, announced a 4.1% special dividend payment on October 31, 2006 based on the strong demand for its ship engines and the divestment of a unit. On November 13, 2006, AarhusKarlshamn (AAK SS), a producer of specialty vegetable fats for confectionary and other food products, paid a 13% special dividend following the completion of its merger. And Atlas Copco (ATCOA SS), a Swedish-based engineering group specializing in compressor, construction and mining equipment, announced that it will return an estimated 18% of its current market capitalization as share buybacks and/or dividends in the next eight months following the sale of its US rental equipment business, which will likely close by year end.

Our “Value/Restructuring Strategy” Looks for Attractively Valued or Restructuring Dividend Payers

Our second major strategy is what we call “value with a catalyst or restructuring strategy”, where our internal research points to under-valued or mis-priced equity opportunities for companies with attractive dividend yields. We also look for turnaround situations or depressed earnings where we believe there is a catalyst for an earnings recovery or a restructuring or major corporate action that is expected to add value. The key characteristic for this strategy is low valuations relative to historical averages and above average dividend yields for a combined objective of capital appreciation and high qualified dividend income.

We would categorize two of our top holdings in this strategy, Metso and UBS. Metso (MEOIV FH), based in Finland, is a supplier of machinery and services for the pulp and paper industry as well as construction and mining equipment. With a current 4% yield, we believe Metso is an attractive investment based on its strong order backlog and earnings growth potential, and it is trading at a large discount to its European engineering peers.

UBS (UBSN VX) is a play on one of our favorite global investment themes, which is the aging demographics and the need for asset management as older and wealthier populations save more. Based in Switzerland, UBS is one of the world’s largest wealth managers and provider of financial services, with assets under management growing by 12% per year.

Our “Growth and Income Strategy” Targets Capital Appreciation in Addition to Yield

Our third strategy identifies core growth and income stocks that may have slightly lower but still attractive current dividend yields and predictable earnings streams plus a catalyst for capital appreciation and dividend increases. We would categorize four of our top ten in this category, with each company forecasted to grow consensus earnings by more than 40% in 2007 and each is committed to returning excess cash to shareholders.

Aker Kvaerner (AKVER NO), based in Norway, is well positioned as a leader in oil industry construction, such as rig equipment, subsea hardware and platform design. Eutelsat Communications (ETL FP), based in France, is a satellite operator offering TV, radio, internet, and mobile communications to customers in Europe, Asia, and Africa. The company has strong growth prospects based on increasing demand for high definition television and mobile communications, plus its expansion into Eastern Europe. AWD Holding (AWD GR), a German based independent financial advisor serving much of Europe, is also well positioned to benefit from an aging population needing increased asset management. And Diamond Offshore (DO) is a US based offshore drilling company specializing in the deep water. Earnings are expected to more than double from 2006 to 2008 on strong demand for its equipment as oil and gas prices increase.

The Fund’s Top Performers Since Inception are a Diverse Group of Industry Leaders that Reflect Our Bottoms Up, Fundamental Research Approach

Our top ten performers for the period since inception on July 26, 2006 through October 31, 2006 have provided AGD with total returns in excess of 19% in this short time period. This diverse group of top performers, with seven being international companies and three U.S., reflects our investment approach of identifying strong growth companies globally that are committed to returning excess cash to shareholders. There is no one sector or country that provided us with these strong returns, but rather a stock by stock analysis based on our fundamental research.

Our two best performers returned over 35% in the first 97 days of AGD’s inception. One was an Irish beverage and snack company, C&C Group Plc (CCR LN), which is experiencing strong demand for their premium spirits and ciders in the UK, resulting in earnings growth of 97% last year and an expected 87% this year. The other was a Finnish tire manufacturer, Nokian Renkaat (NREIV FH), which has been expanding aggressively into the Russian markets, enabling them to grow earnings at over 25% per year.

Three of AGD’s top performers are based in Australia and New Zealand, a region which is benefiting from strong Asian growth and demand for its natural resources. Zinifex (ZFX AU) is an Australian zinc producer with a 5.2% dividend yield. Global zinc shortages are driving up prices to record levels and Zinifex’s earnings have grown over 300% per year for the last two years. Also in Australia, Macquarie Bank (MBL AU) is an investment bank and asset manager with a 3.4% dividend yield that is experiencing strong demand for its financial services in the region and its premier infrastructure funds. And Telecom New Zealand (TEL AU), the national telecommunications provider in New Zealand with a 7.4% dividend yield, benefited from a restructuring through spinning out their Yellow Pages business.

AGD had two other top performers based in Europe. In Sweden, the consumer appliance manufacturer Electrolux AB (ELUXB SS) is benefiting from industry consolidation and is paying a 17% special dividend in January. And in the U.K., BAE Systems (BA/LN), an aerospace and defense company, is experiencing strong demand for its products in the US and Saudi Arabia.

Three of our best performers were a diverse group of domestic US companies, with each being a leader in their respective industries and demonstrating strong earnings growth. Goldman Sachs (GS) is a premier investment bank which is benefiting from strong M&A markets and profitable proprietary trading strategies; Harrahs Entertainment (HET) is the largest casino operator in US which is the acquisition candidate of a private equity consortium; and Healthcare Services Group (HCSG) is a niche service company which provides cleaning, laundry and food services to nursing home and hospitals and is growing earnings 20% annually in this attractive demographic.

On the other side, our five worst performers since inception each declined in excess of 10% and were primarily energy and industrial related companies that were impacted by concerns about the slowing global economy. Saras Spa (SRS IM), an Italian refinery, BJ Services (BJS), a US oil services company, and Canetic Resources (CNR), a Canadian energy trust, each suffered from a correction in oil prices in the shoulder months between heating and driving season. We view this as a short term correction as we believe the longer term outlook for the energy sector remains strong.

In the industrials, our holding in Caterpillar (CAT) was adversely affected by the slowing US housing market, but we are also positive on the longer term global growth prospects for CAT’s heavy equipment. And our worst single performer since inception was a small position in Nam Tai Electronics, a Hong Kong based electronics manufacturer which provides an 8.7% dividend yield but whose margins are being squeezed by intense competition.

Overall, we believe we are adequately diversified to minimize the risk to our portfolio of any one stock decline. Our current portfolio consists of 113 holdings of which the top 10 represent only 19.0% of total assets.

As of November 21, 2006, we have maintained our position in all of the bottom five performers except for CNR, which we sold following news of a potential tax law change in Canada which would negatively impact income trusts. And interestingly, since October 31, 2006, Saras Spa and BJ Services have each increased 6% and Nam Tai over 7% versus the S&P 500 gain of 2%, with CAT having recovered 2.4%.

Outlook for 2007: We Believe Domestic and International Dividend Payers Will Outperform

As we look into 2007, we continue to be optimistic about the prospect for the dividend paying stocks around the world. Based on the outlook for a slowing global economy, we believe investors will continue to demand higher dividend yields as part of their total return expectations, particularly with the lower domestic 15% tax rate.

The current yield on the S&P 500 is 1.8%, but historically the dividend component of total return was much higher. The average annual total return on stocks from 1926 to 2005 was 10.4% per year, with dividends accounting for 41.2% of the total return, or 4.3% of the total 10.4%. Investors will likely look to put more money in attractive tax-advantaged dividend payers to enhance returns. And we believe investments outside the U.S. look even more attractive based on the outlook for stronger earnings growth, higher dividend payouts, and the recent decline in the U.S. dollar.

In addition, companies are still sitting on very high levels of cash. As expected, we have seen a record of merger and acquisition activity in 2006 as companies look to use some of their excess cash to supplement slowing organic growth and to expand globally. However, we still expect a substantial amount of cash will be returned to shareholders in 2007 either in the form of share repurchases or increased dividend payouts. Companies in the S&P 500 index currently payout approximately 34% of their earnings in the form of dividends versus a historical average of 54%. Given large cash positions, still solid earnings potential, low payout ratios and lack of other uses of cash, we continue to believe that companies will increase their dividends in 2007 and beyond.

Among our favorite investment themes is a variation on investing in commodity companies, and that is through increasing global trade. We look to participate in the increasing need for the movement of commodities globally through producers, financers, and operators in the shipping industry. Commodities such as oil, grain, iron ore, and coal are moving longer distances than ever and with higher volumes and frequencies. These companies tend to benefit from the overall growth in the world economies regardless of the price of the underlying commodity with many committed to returning cash as large dividends.

We also concentrate on opportunities in long term secular themes on the aging demographics of the world, with some of our favorite sectors being asset managers and financial services and niche healthcare. The aging population will need to save more and also manage their assets more directly as countries and companies have cut back significantly on their pension promises. We believe this is very positive for the asset managers around the globe. In addition, we like niche healthcare which is being stimulated by demographic trends and advances in biotechnology and yet there is more limited generic risk.

In summary, in a moderate growth environment, we believe investors will be drawn to high quality, internationally oriented, and more defensive stocks and that should bode well for dividend payers and our fundamental strategy of searching globally and in multi-caps and multi-sectors. These positive fundamentals will be balanced with the risks of still high oil prices, potentially slower global growth and continued geopolitical uncertainties.

Our approach is to remain broadly diversified within the dividend-paying universe while actively looking for undervalued opportunities. We believe we will continue to be able to distribute attractive dividend payouts to our shareholders by capitalizing on our research driven approach to identifying attractive situations as well as through our active management of the portfolio.

Thank you for your participation and we look forward to a prosperous year in 2007.

Sincerely,

Jill K. Evans & Kevin Shacknofsky

Co-Portfolio Managers

PERFORMANCE (1) as of October 31, 2006

	Ending Value	One	Three	Since	Since Inception (2)
	as of 10/31/06	Month	Month	Inception	Annualized
Alpine Global Dynamic Dividend Fund | NAV (3)	$20.24	5.63%	7.95%	7.55%	31.52%
Alpine Global Dynamic Dividend Fund | Market Price (3)	$21.51	5.43%	8.67%	9.16%	39.05%
S&P 500		3.26%	8.44%	9.12%	38.86%

(1)                   Performance information calculated after consideration of dividend reinvestment

(2)                   Commenced operations on July 26, 2006

(3)                   IPO price of $20 used in calculating performance information

PORTFOLIO DISTRIBUTIONS *

TOP TEN HOLDINGS *

Macquarie Infrastructure Co. Trust	2.2%
Wartsila Oyj. Abp	2.1%
Eutelsat Communications	2.0%
Aker Kvaerner ASA	2.0%
Metso Corp.	1.9%
AarhusKarlshamn AB	1.9%
AWD Holding AG	1.8%
UBS AG - Registered	1.8%
Diamond Offshore Drilling, Inc.	1.7%
Atlas Copco AB	1.6%
Top 10 Holdings	19.0%

*                          As a percentage of total net assets

REGIONAL ALLOCATION

Top Five Countries

United States	38.8%
Sweden	10.3%
Great Britian	9.0%
Australia	7.8%
Finland	6.9%

NAV, MARKET PRICE, AND TOTAL RETURN [ Since Inception ]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE STOCKHOLDERS AND BOARD OF TRUSTEES OF ALPINE GLOBAL DYNAMIC DIVIDEND FUND:

We have audited the accompanying statements of assets and liabilities, including the schedule of portfolio investments of Alpine Global Dynamic Dividend Fund (the “Fund”), as of October 31, 2006 and the related statements of operations and changes in net assets and the financial highlights for the period from July 26, 2006 (inception) to October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2006, and the results of its operations, the changes in its net assets, and the financial highlights for the period from July 26, 2006 (inception) to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, WI

December 18, 2006

SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2006

Description	Shares	Value
COMMON STOCKS (94.4%)
Australia (7.6%)
ABC Learning Centres Ltd.	1,250,000	$6,823,937
Babcock & Brown Wind Partners	4,000,000	4,646,084
Macquarie Bank Ltd.	86,000	4,964,574
Macquarie Communications Infrastructure Group	666,000	3,156,178
Ramsay Health Care Ltd.	400,000	3,332,791
Spark Infrastructure Group*	2,108,618	1,943,035
St George Bank Ltd.	70,000	1,756,762
Transfield Services Ltd.	640,000	4,361,125
Westpac Banking Corp.	100,000	1,854,562
Zinifex Ltd.	300,000	3,524,055
		36,363,103
Belgium (0.5%)
Fortis SA	60,000	2,518,666

Bermuda (0.7%)
Ship Finance International Ltd.	158,100	3,331,167

Canada (0.6%)
Canetic Resources Trust	150,000	2,658,000

Finland (6.9%)
Fortum Oyj.	200,000	5,503,440
Metso Corp.	210,000	9,126,240
Nokian Renkaat Oyj.	102,900	1,969,981
Outokumpu Technology *	200,000	3,803,397
Stockmann Oyj. Abp	55,060	2,310,593
Wartsila Oyj. Abp	216,500	9,933,728
		32,647,379
France (2.0%)
Eutelsat Communications *	526,368	9,506,078

Germany (1.8%)
AWD Holding AG	236,856	8,645,814

Great Britain (9.0%)
BAE Systems Plc.	600,000	4,801,328
BHP Billiton Plc.	310,000	5,978,483
Bunzl Plc.	344,000	4,547,470
Drax Group Plc.	181,250	2,817,823
Henderson Group Plc.	1,643,152	3,463,524
Intercontinental Hotels Group Plc.	200,000	3,849,455
Investec Plc.	590,000	5,964,939
Mitchells & Butlers Plc.	333,729	3,794,183
Rio Tinto Plc.	101,000	5,571,829
Topps Tiles Plc.	459,261	2,185,789
		42,974,823
Greece (0.6%)
Aries Maritime Transport Ltd.	164,000	$1,720,360
Diana Shipping, Inc.	50,000	747,500
Dryships, Inc.	37,500	519,375
		2,987,235
Hong Kong (0.4%)
Nam Tai Electronics, Inc.	118,000	1,839,620

Ireland (2.9%)
Bank of Ireland	170,000	3,421,654
C&C Group Plc.	350,000	5,798,267
Paddy Power Plc.	240,000	4,505,877
		13,725,798
Italy (2.8%)
Lottomatica S.p.A.	135,167	4,933,920
Mediobanca S.p.A.	88,000	2,044,135
Saras S.p.A. *	1,251,226	6,519,547
		13,497,602
Luxembourg (0.3%)
GAGFAH SA*	50,000	1,445,419

Maha (0.5%)
Unibet Group Plc.	100,030	2,188,295

Marshall Islands (0.1%)
Double Hull Tankers, Inc.	25,000	352,000

Netherlands (3.5%)
Beter Bed Holdings NV	123,800	2,765,121
Chicago Bridge & Iron Company NV	177,500	4,359,400
Imtech NV	81,970	4,566,618
Nutreco Holding NV	10,000	595,908
Trader Classified Media NV - Class A	70,568	112,583
Wavin NV *	279,000	4,130,643
		16,530,273
New Zealand (1.1%)
Telecom Corp. of New Zealand Ltd.	1,640,000	5,105,118

Norway (5.6%)
Aker Kvaerner ASA	90,000	9,362,308
Aker Yards ASA	86,000	6,222,875
Norske Skogindustrier ASA	300,000	4,727,047
ProSafe ASA	99,000	6,330,572
		26,642,802
South Korea (0.7%)
Macquarie Korea Infrastructure Fund (1)	500,000	3,345,000

Description	Shares	Value
Spain (0.7%)
Gestevision Telecinco SA	120,000	$3,153,502

Sweden (10.3%)
AarhusKarlshamn AB *	345,200	8,818,315
Alfa Laval AB	15,450	572,230
Atlas Copco AB	260,000	7,595,813
D Carnegie & Co. AB	120,000	2,292,867
Electrolux AB	410,000	7,507,546
HIQ International AB	399,400	2,007,396
Holmen AB	50,000	2,201,484
JM AB	178,000	3,505,829
Lindex AB	300,000	3,997,979
NCC AB	256,900	5,762,323
OMX AB	261,800	4,757,594
		49,019,376
Switzerland (3.7%)
Nobel Biocare Holding AG	15,500	4,242,394
SGS SA	4,200	4,459,788
UBS AG	8,000	478,720
UBS AG - Registered	142,000	8,480,849
		17,661,751
United States (32.1%)
Alberto-Culver Co. - Class B	120,000	6,097,200
Ashland, Inc.	47,500	2,807,250
Baker Hughes, Inc.	67,000	4,626,350
Banta Corp.	60,000	2,656,800
BJ Services Co.	130,000	3,920,800
Caterpillar, Inc.	63,000	3,824,730
Citigroup, Inc.	62,000	3,109,920
Cleveland-Cliffs, Inc.	78,000	3,298,620
Computer Programs & Systems, Inc.	77,100	2,636,820
Diamond Offshore Drilling, Inc.	118,000	8,169,140
EI Du Pont de Nemours & Co.	35,000	1,603,000
ENSCO International, Inc.	69,000	3,378,930
GateHouse Media, Inc.	188,500	4,043,325
General Electric Co.	91,000	3,195,010
GlobalSantaFe Corp.	90,000	4,671,000
Goldman Sachs Group, Inc.	16,500	3,131,535
Halliburton Co.	227,000	7,343,450
Harrah’s Entertainment, Inc.	28,000	2,081,240
Healthcare Services Group	90,600	2,462,508
The Hershey Co.	42,000	2,222,220
Hilton Hotels Corp.	170,000	4,916,400
IndyMac Bancorp, Inc.	24,000	1,090,800
ITC Holdings Corp.	75,000	2,664,000
Joy Global, Inc.	99,000	3,871,890
JP Morgan Chase & Co.	71,500	3,391,960
Legg Mason, Inc.	21,000	1,890,420
Macquarie Infrastructure Co. Trust	349,000	10,410,670
Meridian Bioscience, Inc.	50,000	1,152,500
New York Community Bancorp, Inc.	200,000	3,270,000
Noble Corp.	96,000	$6,729,600
Phelps Dodge Corp.	53,500	5,370,330
Procter & Gamble Co.	28,000	1,774,920
Regal Entertainment Group	225,000	4,664,250
Rowan Cos, Inc.	175,250	5,849,845
Starwood Hotels & Resorts Worldwide, Inc.	79,500	4,749,330
Textron, Inc.	44,000	4,000,920
Todco - Class A *	191,000	6,518,830
United Technologies Corp.	47,000	3,088,840
Washington Mutual, Inc.	23,000	972,900
Wells Fargo & Co.	32,000	1,161,280
		152,819,533

TOTAL COMMON STOCKS (Identified Cost $423,734,953)		448,958,354

	Principal
Description	Amount	Value
SHORT TERM INVESTMENTS (2.4%)
Morgan Stanley Money Market Fund(2)	$11,257,006	$11,257,006

TOTAL SHORT TERM INVESTMENTS (Identified Cost $11,257,006)		11,257,006

TOTAL INVESTMENTS (96.8%) (Identified Cost $434,991,959)		460,215,360

TOTAL OTHER ASSETS LESS LIABILITIES (3.2%)		15,448,727

TOTAL NET ASSETS (100.0%)		$475,664,087

*                                    Non Income Producing Security

(1)                             GDR - Global Depository Receipt

(2)                             Investments in other funds are calculated at their respective net asset value as determined by those funds, in accordance with the Investment Company Act of 1940.

See Notes to Financial Statements

	Maturity	Units Per		Currency Value	Unrealized
Contract Description	Date	Contract		In $USD	Gain/(Loss)
OUTSTANDING FORWARD CURRENCY EXCHANGE CONTRACTS, OPEN

Contracts Purchased:
European Euro	11/01/2006	1,080,837	(EUR)	$1,379,481	$3,035
Nowegian Krone	11/01/2006	10,509,377	(NOK)	1,607,713	160
Swedish Krone	11/01/2006	16,703,250	(SEK)	2,312,701	4,027

Contracts Sold:
Australian Dollar	11/01/2006	3,093,674	(AUD)	2,395,579	(20,256)
Australian Dollar	11/02/2006	51,577	(AUD)	39,938	(358)

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006

ASSETS

Investments, at value (1)	$460,215,360
Cash	187,051
Foreign currency, at value (Cost $7,425,022)	7,537,345
Receivable for fund shares reinvested	327,952
Dividends receivable	1,196,668
Interest receivable	93,480
Receivable for investment securities sold	14,580,007
Prepaid expenses and other assets	2,926
Unrealized appreciation of forward currency contracts	7,222
Total Assets	484,148,011

LIABILITIES

Payable for investment securities purchased	7,316,681
Unrealized depreciation of forward currency contracts	20,614
Accrued expenses and other liabilities:
Investment advisory fees	379,856
Offering cost	583,307
Trustee fees	22,017
Other	161,449
Total Liabilities	8,483,924

Net Assets	$475,664,087

NET ASSETS REPRESENTED BY

Paid-in-capital	$448,060,060
Undistributed net investment income	3,591,345
Accumulated net realized loss from investments and foreign currency transactions	(1,340,835)
Net unrealized appreciation on investments and foreign currency transactions	25,353,517
Total Net Assets	$475,664,087
Net asset value
Net assets	$475,664,087
Shares of beneficial interest issued and outstanding	23,506,067
Net asset value per share	$20.24

(1) Cost of Investments	$434,991,959

See Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Period July 26, 2006 (Inception) to October 31, 2006

INCOME

Dividends*	$12,636,879
Interest	756,862
Total Income	13,393,741

EXPENSES

Investment advisory fee	1,144,384
Administrative fee	148,770
Audit fees	24,247
Custodian fees	38,997
Legal fees	24,120
Printing fees	22,043
Trustee fees	22,016
Insurance fees	1,074
Miscellaneous fees	24,165
Total Expenses	1,449,816

Net Investment Income	11,943,925

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY

Net realized loss on investments:
Securities transactions	(859,225)
Foreign Currency transactions	(1,789,352)
Net realized loss on investments	(2,648,577)
Change in net unrealized appreciation of investments and foreign currency translations:
Investments	24,756,590
Foreign currency translations	596,927
Net unrealized appreciation of investments	25,353,517
Net realized/unrealized gain on investments and foreign currency	22,704,940
Net Increase in Net Assets Resulting From Operations	$34,648,865

* Net of foreign taxes withheld	$1,180,182

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the Period
July 26, 2006 (Inception)
to October 31, 2006

OPERATIONS

Net investment income	$11,943,925
Net realized loss on investments:
Securities transactions	(859,225)
Foreign currency transactions	(1,789,352)
Change in net unrealized appreciation of investments and foreign currency translations:
Investments	24,756,590
Foreign currency translations	596,927
Net unrealized appreciation of investments	25,353,517
Net increase in net assets resulting from operations	34,648,865

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income	(7,044,838)
Net decrease in net assets resulting from distributions to shareholders	(7,044,838)

CAPITAL SHARE TRANSACTIONS

Proceeds from sales of common shares, net of offering costs	394,542,000
Proceeds from underwriters’ over-allotment option of common shares exercised, net of offering costs	52,800,012
Net asset value of common stock issued to stockholders from reinvestment of dividends	618,048
Net increase in net assets from capital share transactions	447,960,060
Net Increase in Net Assets	475,564,087
Net Assets
Beginning of period	100,000
End of period*	$475,664,087

* Including undistributed net investment income of:	$3,591,345

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	Period Ended
	October 31, 2006(a)

PER COMMON SHARE OPERATING PERFORMANCE

Net asset value per share, beginning of period	$19.10
Income from investment operations:
Net investment income	0.51
Net realized and unrealized gain on investments and foreign currency	0.97
Total from investment operations	1.48

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income	(0.30)
Total distributions	(0.30)

CAPITAL SHARE TRANSACTIONS

Common share offering costs charged to paid in capital	(0.04)
Total capital share transactions	(0.04)
Net asset value per share, end of period	$20.24
Per share market value, end of period	$21.51

Total return based on:
Net Asset Value	7.55	%(b)
Market value	9.16	%(b)

RATIOS/SUPPLEMENTAL DATA

Net Assets attributable to common shares, at end of period (000)	$475,664
Ratio of net expenses to average net assets	1.25	%(c)
Ratio of net investment income to average net assets	10.32	%(c)
Portfolio turnover rate	54.52	%(d)

(a)                  For the period from July 26, 2006 (inception of fund) to October 31, 2006.

(b)                 Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value reflects a sales load of $.90 per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns have not been annualized. Past performances is not a guarantee of future results.

(c)                  Annualized.

(d)                 Not Annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS October 31, 2006

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING

POLICIES

Alpine Global Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on May 11, 2006, and had no operating history prior to July 26, 2006. The Fund has an investment objective to provide high current dividend income, more than 50% of which qualifies for the reduced federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective.

The Fund had no operations prior to July 26, 2006 other than matters relating to its organization and the sale and issuance of 5,235.602 shares of beneficial interest in the Fund to Alpine Woods Capital Investors, LLC (“Alpine Woods”) at a net asset value of $19.10 per share. Alpine Woods serves as the Fund’s investment adviser. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “AGD”.

The following summarizes the significant accounting policies of the Fund.

Security Valuation:  The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (the “NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security - traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at a fair value following procedures and/or guidelines approved by the Board of Trustees, which may include utilizing a systematic fair valuation model provided by an independent pricing system. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated above, if the market prices are not readily available or are not reflective of the fair value of the security, the security will be priced at a fair value following procedures approved by the Board of Trustees. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

Foreign Securities:  The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Distributions to Shareholders:  The Fund intends to make a level dividend distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, investment company taxable income, if any (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes:  The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

Securities Transactions and Investment Income:  Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, which includes amortization of premium and accretion of discounts. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates:  The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

2. INCOME TAXES

Classification of Distributions:

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the period July 26, 2006 (inception) to October 31, 2006 was as follows:

Distributions paid from:

Ordinary Income	$7,044,838
Total	$7,044,838

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended October 31, 2006, the effects of certain differences were reclassified. The fund decreased accumulated net investment income by $1,307,742 and decreased accumulated net realized loss by $1,307,742. These differences were primarily due to the differing tax treatment of foreign currency, investments in partnerships and certain other investments. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At October 31, 2006, the Fund had available for tax purposes unused capital loss carryovers of $1,349,957, expiring October 31, 2014.

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$3,577,953
Accumulated Capital Loss	(1,349,957)
Unrealized Appreciation	25,376,031
Total	$27,604,027

Net unrealized appreciation/(depreciation) of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$34,018,218
Gross depreciation on investments (excess of tax cost over value)	(8,772,303)
Gross appreciation on foreign currency	130,116
Net unrealized appreciation	25,376,031
Total cost for federal income tax purposes	$434,969,445

The differences between book and tax net unrealized appreciation and cost were primarily due to the differing tax treatment of foreign currency, investments in partnerships, and certain other investments.

3. CAPITAL TRANSACTIONS

For the
Period July 26, 2006
(Inception) to
October 31, 2006
Common shares outstanding - beginning of period	5,236
Common shares issued in connection with initial public offering	20,700,000
Common shares issued from underwriter’s over-allotment option exercised	2,770,199
Common shares issued as reinvestment of dividends	30,632
Common shares outstanding - end of year	23,506,067

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the period ended October 31, 2006 aggregated $629,243,089 and $201,778,866, respectively. The Fund did not have purchases and sales of U.S. Government obligations for the period ended October 31, 2006.

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Alpine Woods serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.13% based on the Fund’s average daily net assets, computed daily and payable monthly.

6. OTHER

Compensation of Trustees: The Independent Trustees of the Fund receive $4,000 for each meeting attended.

7. SUBSEQUENT EVENTS

Distributions: The Fund paid a distribution of $3,525,910 or $0.15 per common share on November 24, 2006 to common shareholders of record on November 20, 2006.

The Fund paid a distribution of $3,763,465 or $0.16 per common share on December 22, 2006 to common shareholders of record on December 18, 2006.

ADDITIONAL INFORMATION October 31, 2006

DIVIDEND REINVESTMENT PLAN (Unaudited)

The Fund operates a Dividend Reinvestment Plan (the “Plan”), sponsored and administered by The Bank of New York, pursuant to which the Fund’s dividends and distributions, net of any applicable U.S. withholding tax, are reinvested in shares of the Fund. The Bank of New York serves as the agent that administers the Plan for the shareholders that participate in the Plan (the “Plan Administrator”).

Unless the registered owner of common shares of beneficial interest elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Plan, in additional common shares of the Fund. Shareholders that are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. If you hold your shares through a broker, and you wish for all dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the net asset value per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the net asset value per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend  amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the net asset value per share, the average per share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the net asset value per share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal Income Tax Matters.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, at One Wall Street, New York, NY 10286 (212) 635-6375.

CONSIDERATION OF APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT (Unaudited)

On June 23, 2006, the Board of Trustees met in person to, among other things, review and consider the approval of the Investment Advisory Agreement. Prior to beginning their review of the Investment Advisory Agreement, counsel to the Fund, who now serves as counsel to the Adviser (but as of such date served as counsel to the independent Trustees), discussed with the Trustees their fiduciary responsibilities in general and also specifically with respect to the approval of the Investment Advisory Agreement.

In approving the Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered a number of factors, including: the expected nature, quality and scope of the compliance, administrative and investment advisory services and personnel to be provided to the Fund by the Adviser; the rate of investment advisory fee payable to the Adviser and a comparison of the fees paid by comparable funds; the compensation (in addition to the investment advisory fees) and other benefits received by the Adviser with respect to the Fund from all sources including the open-end mutual funds advised by the Adviser, (the “Alpine Family of Funds”); the Adviser’s costs in providing services; economies of scale realized by the Adviser; the profitability of the Adviser; the anticipated annual operating expenses of the Fund; and the policies and practices of the Adviser with respect to portfolio transactions for the Fund and allocations of those portfolio transactions.

The Trustees considered the nature and quality of the services provided by the Adviser to the Fund based on their experience as trustees of the mutual funds comprising the Alpine Family of Funds for which the Adviser also provides investment advisory services. The Trustees discussed their overall confidence in the Adviser’s integrity and competence gained from their experience with the Adviser and the Adviser’s responsiveness to requests raised by them in the past. The Trustees also noted that the Adviser has demonstrated an ability to comply with changing regulatory requirements by, for example, maintaining and monitoring its own compliance program and the compliance programs of the Alpine Family of Funds in accordance with changes in regulations governing investment companies.

The independent Trustees noted that the Adviser, subject to the oversight of the Trustees, will administer the Fund’s business, including making purchases and sales of portfolio securities consistent with the Fund’s investment objectives and polices. The Adviser also will provide the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services of any other provider retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. In addition, the Adviser has agreed to pay all of the Fund’s organizational costs. The Adviser will pay any compensation of Trustees or officers of the Fund who are affiliated with the Adviser. The independent Trustees noted that the Investment Advisory Agreement does not contain a reimbursement provision for the costs of certain administrative and other services provided by the Adviser, the anticipated annual fund operating expenses are comparable to other similar funds. The independent Trustees also noted that the Fund will pay a separate administration fee to its administrator which is not affiliated with the Adviser. After considering the nature, quality and scope of the services provided by the Adviser, the independent Trustees considered the fee and other anticipated annual operating expenses to be paid by the Fund in comparison to those paid by other similar closed-end funds identified to the Trustees by the Adviser in the materials provided to the Trustees prior to their meeting.

In their deliberations, the independent Trustees did not identify any particular information that was all-important or controlling, and the Independent Trustees attributed different weights to the various factors.

Based on the independent Trustees’ review and consultation with the Fund’s independent counsel during an executive session of the material aspects of the Investment Advisory Agreement, including the foregoing factors and such other information believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, the Trustees, including all of the independent Trustees voting separately, concluded that the approval of the Investment Advisory Agreement is in the best interest of the Fund and determined that the compensation to the Adviser provided for in the Investment Advisory Agreement is fair and equitable.

FUND PROXY VOTING POLICIES & PROCEDURES

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-617-7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

DESIGNATION REQUIREMENTS (Unaudited)

Of the distributions paid by the Fund from ordinary income for the period July 26, 2006 to October 31, 2006, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	55.24%
Qualified Dividend Income	100.00%

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

INDEPENDENT TRUSTEES*

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Laurence B. Ashkin (78)	Independent Trustee	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	10	Trustee, Alpine Family of Funds.*

H. Guy Leibler (52)	Independent Trustee	Chief Operating Officer of L&L Holding Company, LLC since 2004; President, Skid-more, Owings & Merrill LLP (2001-2003); Chairman and President of Pailatus, a news media company (1997-1999).	10	Chairman, White Plains Hospital Center; Dressage for Kids; Trustee, Alpine Family of Funds.

Jeffrey E. Wacksman (46)	Independent Trustee	Partner, Loeb, Block & Partners LLP since 1994.	10	Dynasty Holdings, Inc.; Bondi Icebergs Inc.; MH Properties, Inc.; Trustee, Alpine Family of Funds.

*                                         The Independent Trustees identified above are the members of the Board of Trustees for each of the Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust (collectively, the “Alpine Family of Funds”).

**                                  Alpine Woods Capital Investors, LLC manages nine other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the nine portfolios within the Alpine Trusts.

INTERESTED TRUSTEE

# of
Portfolios
	Position(s) Held	Principal Occupation During	in Fund	Other Directorships
Name and Age	with the Fund	Past Five Years	Complex**	Held by Trustee
Samuel A. Lieber* (49)	Interested Trustee and	CEO of Alpine Woods Capital	10	Trustee, Alpine Family of
	President	Investors, LLC since 1997. President of		Funds.
Alpine Trusts since 1998.

*                                         Samuel A. Lieber has been a Trustee of the Fund since its inception. He is the son of Stephen A. Lieber.

**                                  Alpine Woods Capital Investors, LLC manages nine other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the nine portfolios within the Alpine Trusts.

In addition to Mr. Samuel A. Lieber, the table below identifies the Fund’s executive officers.

# of
Portfolios
	Position(s) Held	Principal Occupation During	in Fund	Other Directorships
Name and Age	with the Fund	Past Five Years	Complex**	Held by Trustee
Stephen A. Lieber (80)*	ExecutiveVice	Chief Investment Officer, Alpine Woods	N/A	None
	President	Capital Investors, LLC since 2003.
Chairman and Senior Portfolio Manager,
Saxon Woods Advisors, LLC since 1999.

Sheldon R. Flamm (58)	Treasurer/Chief	Chief Financial Officer and Senior	N/A	None
	Compliance Officer	Managing Director, Alpine Woods
Capital Investors, LLC, since 2001; Chief
Financial Officer, Saxon Woods Advisors,
LLC since 1999.

Oliver Sun (41)	Secretary	Controller of Alpine Woods Capital	N/A	None
Investors, LLC since 1998.

* Stephen A. Lieber is the father of Samuel A. Lieber.

** Alpine Woods Capital Investors, LLC manages nine other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the nine portfolios within the Alpine Trusts.

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Alpine Global Dynamic Dividend Fund

INVESTMENT	Alpine Woods Capital Investors, LLC
ADVISER	2500 Westchester Ave., Suite 215
Purchase, NY 10577

ADMINISTRATOR	ALPS Fund Services, Inc.
1625 Broadway, Suite 2200
Denver, CO 80202

TRANSFER AGENT & CUSTODIAN	The Bank of New York
One Wall Street
New York, NY 10286

INDEPENDENT REGISTERED	Deloitte & Touche LLP
PUBLIC ACCOUNTING FIRM	555 East Wells Street
Milwaukee, WI 53202

FUND COUNSEL	Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Shareholder & Investor Information
1(800)617.7616 | www.alpinecef.com

Item 2.  Code of Ethics.

(a)   The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   Not applicable.

(c)   There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(a) above.

(d)   The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to any element of the code of ethics described in 2(a) above.

(e)   Not applicable.

(f)   The Registrant’s Code of Ethics is attached as Exhibit 12.(A)(1). hereto.

Item 3.  Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Directors has determined that Laurence B. Ashkin is an audit committee financial expert.   Laurence B. Ashkin is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

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Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2006 was $29,000.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 in 2006.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $4,100 in 2006.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $34,260 in 2006.

(e)(1)                    Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee.  Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2)                    No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable.

(g)                                 Not applicable.

(h)                                 Not applicable

Item 5.  Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

H. Guy Leibler

Jeffrey E. Wacksman

Laurence B. Ashkin

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Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies as of January 9, 2007

Name	Title	Length of Service	Business Experience 5 Years
Jill K. Evans	Portfolio Manager	Since May 2003	Vice President and Senior Equity Research Analyst, J.P. Morgan (1998-2003)
Kevin Shacknofsky	Portfolio Manager	Since October 2003	Vice President, Rein Capital (2001-2003); Client Manager, Deloitte & Touche Tohmatsu (1998-2001)

Other Accounts Managed as of June 30, 2006

PM Name	# Registered Investment Companies, Total Assets	# Other Pooled Investments Vehicles, Total Assets	# Other Accounts, Total Assets	Material Conflicts if Any
Jill K. Evans	1, $490.1 million	0,0	1, $10.1 million	None
Kevin Shacknofsky	1, $490.1 million	0,0	1, $10.1 million	None

(a)(3) Portfolio Manager Compensation as of June 30, 2006.

The Portfolio Managers’ compensation will be made up of a fixed salary amount which is not based on the value of the assets in the Fund’s portfolio. Annually, the Adviser may calculate bonus compensation to be paid to each portfolio manager as a percentage of salary based in large part on the Fund’s after-tax performance in comparison to other equity income funds during the same time period, which the Adviser considers to be a comparable peer group.

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(a)(4) Dollar Range of Securities Owned as of June 30, 2006.

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant (1)
Jill K. Evans	None
Kevin Shacknofsky	None

(1)“Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)         There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable.

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(b)  The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Dynamic Dividend Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	January 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	January 8, 2007

By:	/s/ Sheldon R. Flamm
Sheldon R. Flamm
Chief Financial Officer (Principal Financial Officer)

Date:	January 8, 2007

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